UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2021

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on October 7, 2021, the board of directors (the “Board”) of Summit Therapeutics Inc. (the “Company”) unanimously approved (i) the election of Kenneth A. Clark as a director of the Company and (ii) the appointment of Mr. Clark to serve on each of the Audit, Compensation, and Nominating and Corporate Governance Committees. Upon his appointment as a director, Mr. Clark received a grant of certain options to purchase shares of the Company’s common stock in accordance with the Company’s existing non-employee director compensation policies. In addition, in accordance with such policies, Mr. Clark will be entitled to an annual grant of options, a retainer and fees for committee service. The Company and Mr. Clark have also entered into the Company’s standard form of indemnification agreement for the Company’s directors and officers.

Mr. Clark has served as a director of Pulse Biosciences Inc. from November 2017 to October 2021. Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, P.C. since 1993. His practice has focused on strategic transactions in the biopharmaceutical industry for over 25 years. Mr. Clark served on the board of directors of Pharmacyclics, Inc. from November 2012 through the acquisition by AbbVie in May 2015. He holds a B.A. degree from Vanderbilt University and a law degree from the University of Texas at Austin. The Board has determined that Mr. Clark qualifies as an independent director under applicable Nasdaq listing rules.

On October 7, 2021, Ramses Erdtmann resigned from the Board to pursue other professional opportunities. Mr. Erdtmann’s resignation was not due to any disagreement with the Company regarding the Company’s operations, policies or practices.

Item 8.01	Other Events.

On October 8, 2021, the Company issued a press release announcing the election of Mr. Clark to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 8, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: October 8, 2021	By:	/s/ Robert W. Duggan
Robert W. Duggan
Chairman and Chief Executive Officer